Exhibit 99.1

NATIONAL LOAN EXCHANGE, INC.

CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2013 AND 2012

NATIONAL LOAN EXCHANGE, INC.
TABLE OF CONTENTS
YEARS ENDED DECEMBER 31, 2013 AND 2012

INDEPENDENT AUDITORS’ REPORT

Board of Directors
National Loan Exchange, Inc.

Report On the Consolidated Financial Statements
We have audited the accompanying consolidated financial statements of National Loan Exchange, Inc. and subsidiaries, which comprise the consolidated balance sheet as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in stockholder’s equity and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility For The Consolidated Financial Statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatements, whether due to fraud or error.

Auditors’ Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

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Board of Directors
National Loan Exchange, Inc.

Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of National Loan Exchange, Inc. and subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for the years then ended, in accordance with accounting principles generally accepted in the United States of America.

/s/  RubinBrown LLP

St. Louis, Missouri
August 12, 2014

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NATIONAL LOAN EXCHANGE, INC.
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2013 AND 2012

	2013	2012
ASSETS

Cash and Cash Equivalents	$276,359	$69,203
Premises and Equipment, Net	8,259	12,979
Other Assets	22,421	24,762

Total Assets	$307,039	$106,944

LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES
Funds Held for Third Parties	$24,758	$26,774
Accounts Payable	43,107	71,082
Accrued Compensation	136,366	138,104
Accrued Taxes	22,974	18,581
Total Liabilities	227,205	254,541

COMMITMENTS AND CONTINGENCIES (NOTE 4)

STOCKHOLDER'S EQUITY (DEFICIT)
Common Stock, $150 Par Value, 10,000 Shares Authorized,
100 Issued and Outstanding	15,000	15,000
Additional Paid-In Capital	27,739	27,739
Retained Earnings	1,344,672	1,117,241
Treasury Stock, at cost	(1,307,577)	(1,307,577)
Total Stockholder's Equity (Deficit)	79,834	(147,597)

Total Liabilities and Stockholder's Equity	$307,039	$106,944

See accompanying Notes to Consolidated Financial Statements.

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NATIONAL LOAN EXCHANGE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	2013	2012

COMMISSION AND FEE REVENUE	$4,997,353	$4,634,780

EXPENSES
Compensation and Benefits	2,723,343	2,561,681
Travel and Entertainment	240,551	296,070
Insurance	59,485	53,073
Professional Fees	132,103	111,403
Other Operating Expenses	309,850	358,127
Total Expenses	3,465,332	3,380,354

NET INCOME	$1,532,021	$1,254,426

See accompanying Notes to Consolidated Financial Statements.

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NATIONAL LOAN EXCHANGE, INC.
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY (DEFICIT)
YEARS ENDED DECEMBER 31, 2013 AND 2012

		Additional
	Common	Paid-In	Retained	Treasury
	Stock	Capital	Earnings	Stock	Total

BALANCE, JANUARY 1, 2012	$15,000	$27,739	$1,318,627	$(1,307,577)	$53,789

Net Income	-	-	1,254,426	-	1,254,426
Distributions	-	-	(1,455,812)	-	(1,455,812)

BALANCE, DECEMBER 31, 2012	15,000	27,739	1,117,241	(1,307,577)	(147,597)

Net Income	-	-	1,532,021	-	1,532,021
Distributions	-	-	(1,304,590)	-	(1,304,590)

BALANCE, DECEMBER 31, 2013	$15,000	$27,739	$1,344,672	$(1,307,577)	$79,834

See accompanying Notes to Consolidated Financial Statements.

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NATIONAL LOAN EXCHANGE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$1,532,021	$1,254,426
Adjustments to Reconcile Net Income to Net
Cash Provided by Operating Activities:
Depreciation	9,620	16,884
Net Change in:
Other Assets	2,341	(6,496)
Funds Held for Third Parties	(2,016)	(1,184,665)
Accounts Payable	(27,975)	(26,371)
Accrued Expenses	2,655	4,423
Net Cash Provided by Operating Activities	1,516,646	58,201

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of Equipment	(4,900)	(701)
Net Cash Used in Investing Activities	(4,900)	(701)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions	(1,304,590)	(1,455,812)
Net Cash Used in Financing Activities	(1,304,590)	(1,455,812)

NET CHANGE IN CASH AND CASH EQUIVALENTS	207,156	(1,398,312)

Cash and Cash Equivalents at Beginning of Year	69,203	1,467,515

CASH AND CASH EQUIVALENTS AT END OF YEAR	$276,359	$69,203

See accompanying Notes to Consolidated Financial Statements.

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NATIONAL LOAN EXCHANGE, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2013 AND 2012

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

National Loan Exchange, Inc. (“NLEX”) is a broker of charged off receivables in the United States and Canada. NLEX offerings include national, state and regional portfolios on behalf of many of the world's top financial institutions. NLEX maintains its corporate headquarters in Edwardsville, Illinois and has offices in Parker, Colorado and Glen Allen, Virginia.

Basis of Consolidation

The consolidated financial statements include the accounts of NLEX and its wholly-owned subsidiaries Solutions Management Group International, LLC (“SMGI”) and NLEX, LLC (collectively the “Company”), after elimination of all material intercompany transactions and balances.

Use of Estimates

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents
For purposes of the consolidated statements of cash flows, cash and cash equivalents include cash and interest-earning deposits, all of which have an original maturity within 90 days.

Revenue Recognition

The Company recognizes commissions and referral fees when earned, which is when the underlying transaction closes and is funded. Commission and referral fees are contractually agreed to with the customer, and are generally based on a percentage of the sale price of the underlying portfolio.

Premises and Equipment

Premises and equipment are recorded at cost and are depreciated on the straight-line method. Depreciation and amortization are provided over the estimated useful lives of the respective assets ranging from three to ten years.

Funds Held for Third Parties
Funds held for third parties represent amounts collected from buyers and sellers that will be disbursed to the counterparty.

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NATIONAL LOAN EXCHANGE, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2013 AND 2012

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company, with the consent of its stockholder, has elected to be taxed under sections of federal and state income tax laws which provide that, in lieu of Company income taxes, the Company’s items of income, deductions, losses and credits are allocated to the stockholder’s personal income tax return.

The Company files federal and state income tax returns and is not subject to federal income tax examinations for taxable years prior to 2010.

Subsequent Events

In preparing these consolidated financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through August 12, 2014, the date the consolidated financial statements were available to be issued.

NOTE 2	PREMISES AND EQUIPMENT

Premises and equipment consists of the following at December 31:

	2013	2012
Equipment	$137,174	$141,359
Leasehold Improvements	2,017	2,017
	139,191	143,376

Less: Accumulated Depreciation	(130,932)	(130,397)
	$8,259	$12,979

Depreciation expense amounted to $9,620 and $16,884 for the years ended December 31, 2013 and 2012, respectively.

NOTE 3	EMPLOYEE BENEFITS

401(K) Plan

The Company has a safe harbor 401 (k) plan for its employees. A participant may elect to make pre-tax contributions up to the maximum amount allowed by the Internal Revenue Service. The Company made non-elective contributions of $53,434 and $43,012 for the years ended December 31, 2013 and 2012, respectively.

NOTE 4	COMMITMENTS AND CONTINGENCIES

The Company is involved from time to time in various claims and legal actions incidental to its business. It is not possible at the present time to estimate the ultimate liability, if any, of the Company with respect to such matters; however, management believes that any ultimate outcome will not have a material effect on the Company’s results of operations, financial position or cash flows.

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NATIONAL LOAN EXCHANGE, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2013 AND 2012

NOTE 4	COMMITMENTS AND CONTINGENCIES (CONTINUED)

Operating Leases
The Company leases a building from an entity owned by the sole stockholder of the Company under a month to month lease, for $4,400 per month plus certain building operating expenses.

The Company leases buildings and equipment under agreements with third parties that expire at various dates through 2018. The following is a schedule of future minimum rental payments required under operating leases with lease terms in excess of one year:

2014	$45,363
2015	21,728
2016	2,832
2017	2,832
2018	2,832
Total	$75,587

Rent expense under all operating leases amounted to $108,379 and $98,712 for the years ended December 31, 2013 and 2012, respectively. Rent expense paid to related parties amounted to $53,619 and $53,346 for the years ended December 31, 2013 and 2012, respectively.

NOTE 5	BUSINESS COMBINATION

National Loan Exchange, Inc. was acquired by Heritage Global, Inc. effective May 31, 2014.

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NATIONAL LOAN EXCHANGE, INC.

CONSOLIDATED UNAUDITED FINANCIAL STATEMENTS

THREE MONTH PERIODS ENDED MARCH 31, 2014 AND 2013

NATIONAL LOAN EXCHANGE, INC.
TABLE OF CONTENTS
THREE MONTH PERIODS ENDED MARCH 31, 2014 AND 2013

NATIONAL LOAN EXCHANGE, INC.
CONSOLIDATED UNAUDITED BALANCE SHEETS
MARCH 31, 2014 AND 2013

	2014	2013
ASSETS

Cash and Cash Equivalents	$86,871	$295,831
Premises and Equipment, Net	7,285	9,872
Other Assets	8,762	8,762

Total Assets	$102,918	$314,465

LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES
Accounts Payable	$98,697	$30,659
Accrued Expenses	147,651	257,427
Total Liabilities	246,348	288,086

STOCKHOLDER'S EQUITY (DEFICIT)
Common Stock, $150 Par Value, 10,000 Shares Authorized,
100 Issued and Outstanding	15,000	15,000
Additional Paid-In Capital	27,739	27,739
Retained Earnings	1,121,408	1,291,217
Treasury Stock	(1,307,577)	(1,307,577)
Stockholder's Equity (Deficit)	(143,430)	26,379

Total Liabilities and Stockholder's Equity	$102,918	$314,465

See accompanying Notes to Consolidated Financial Statements.

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NATIONAL LOAN EXCHANGE, INC.
CONSOLIDATED UNAUDITED STATEMENTS OF OPERATIONS
THREE MONTH PERIODS ENDED MARCH 31, 2014 AND 2013

	2014	2013
REVENUES
Commissions and Fees	$761,627	$1,795,274
Other Income (Expense)	9,707	(1,204)
Interest Income	9	30
Total Revenues	771,343	1,794,100

EXPENSES
Compensation and Benefits	587,356	791,177
Travel and Entertainment	53,429	62,113
Insurance	40,929	42,157
Professional Fees	39,378	12,410
Other Operating Expenses	76,532	81,403
Total Expense	797,624	989,260

NET INCOME (LOSS)	$(26,281)	$804,840

See accompanying Notes to Consolidated Financial Statements.

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NATIONAL LOAN EXCHANGE, INC.
CONSOLIDATED UNAUDITED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY (DEFICIT)
THREE MONTH PERIODS ENDED MARCH 31, 2014 AND 2013

		Additional
	Common	Paid-In	Retained	Treasury
	Stock	Capital	Earnings	Stock	Total

BALANCE, JANUARY 1, 2013	$15,000	$27,739	$1,117,241	$(1,307,577)	$(147,597)

Net Income	-	-	804,840	-	804,840
Distributions	-	-	(630,864)	-	(630,864)

BALANCE, MARCH 31, 2013	$15,000	$27,739	$1,291,217	$(1,307,577)	$26,379

BALANCE, JANUARY 1, 2014	$15,000	$27,739	$1,344,672	$(1,307,577)	$79,834

Net Loss	-	-	(26,281)	-	(26,281)
Distributions	-	-	(196,983)	-	(196,983)

BALANCE, MARCH 31, 2014	$15,000	$27,739	$1,121,408	$(1,307,577)	$(143,430)

See accompanying Notes to Consolidated Financial Statements.

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NATIONAL LOAN EXCHANGE, INC.
CONSOLIDATED UNAUDITED STATEMENTS OF CASH FLOWS
THREE MONTH PERIODS ENDED MARCH 31, 2014 AND 2013

	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)	$(26,281)	$804,840
Adjustments to Reconcile Net Income (Loss) to Net
Cash Provided (Used) by Operating Activities:
Depreciation	974	3,107
Net Change in:
Accounts Payable	55,590	(26,867)
Accrued Expenses	(22,788)	76,412
Net Cash Provided by Operating Activities	7,495	857,492

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions	(196,983)	(630,864)
Net Cash Used by Financing Activities	(196,983)	(630,864)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(189,488)	226,628

Cash and Cash Equivalents at Beginning of Year	276,359	69,203

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$86,871	$295,831

See accompanying Notes to Consolidated Financial Statements.

(4)

NATIONAL LOAN EXCHANGE, INC.
NOTES TO CONSOLIDATED UNAUDITED FINANCIAL STATEMENTS
MARCH 31, 2014 AND 2013

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations
National Loan Exchange, Inc. (“NLEX”) is a broker of charged off receivables in the United States and Canada. NLEX offerings include national, state and regional portfolios on behalf of many of the world's top financial institutions. NLEX maintains its corporate headquarters in Edwardsville, Illinois, and has offices in Parker, Colorado, and Glen Allen, Virginia.

The accounting policies of NLEX conform to industry practice. The accounts are maintained on an accrual basis in accordance with accounting principles generally accepted in the United States of America.

Basis of Consolidation
The consolidated financial statements include the accounts of NLEX and its wholly-owned subsidiaries, Solutions Management Group International, LLC (“SMGI”) and NLEX, LLC (collectively the “Company”), after elimination of all material intercompany transactions and balances.

Use of Estimates
The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents
For purposes of the consolidated statements of cash flows, cash and cash equivalents include cash and interest-earning deposits, all of which have an original maturity within 90 days.

Revenue Recognition
The Company recognizes commissions and referral fees when earned, which is when the underlying transaction closes and is funded. Commissions and referral fees are contractually agreed to with the customer, and are generally based on a percentage of the sale price of the underlying portfolio.

Premises and Equipment
Premises and equipment are recorded at cost and are depreciated on the straight-line method. Depreciation and amortization are provided over the estimated useful lives of the respective assets.

Income Taxes
The Company, with the consent of its stockholder, has elected to be taxed under sections of federal and state income tax laws which provide that, in lieu of Company income taxes, the Company’s items of income, deductions, losses, and credits are allocated to the stockholder’s personal income tax return.

(5)

NATIONAL LOAN EXCHANGE, INC.
NOTES TO CONSOLIDATED UNAUDITED FINANCIAL STATEMENTS
MARCH 31, 2014 AND 2013

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes (Continued)
The Company files consolidated federal and state income tax returns and is not subject to federal income tax examinations for taxable years prior to 2010.

Subsequent Events

In preparing these consolidated financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through August 12, 2014, the date the consolidated financial statements were available to be issued.

PREMISES AND EQUIPMENT

Premises and equipment consists of the following at March 31:

	2014	2013
Equipment	$217,172	$212,567
Leasehold Improvements	2,017	2,017
	219,189	214,584
Less: Accumulated Depreciation	(211,904)	(204,712)
	$7,285	$9,872

NOTE 3	EMPLOYEE BENEFITS

401(K) Plan

The Company has a Safe Harbor 401 (k) plan for its employees. A participant may elect to make pre-tax contributions up to the maximum amount allowed by the Internal Revenue Service. The Company made non-elective contributions of $10,250 and $8,727 for the three month periods ended March 31, 2014 and 2013, respectively.

NOTE 4	LEGAL CONTINGENCIES

The Company is involved from time to time in various claims and legal actions incidental to its business. It is not possible at the present time to estimate the ultimate liability, if any, of the Company with respect to such matters; however, management believes that any ultimate outcome will not have a material effect on the Company’s results of operations, financial position or cash flows.

NOTE 5	SUBSEQUENT EVENTS

National Loan Exchange, Inc. was acquired by Heritage Global, Inc. effective May 31, 2014.

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